CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$600,000.00	11-23-2010	07-03-2019	823002500	56		JC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: INNSUITES HOSPITALITY TRUST, YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP and RRF LIMITED PARTNERSHIP
1625 E. NORTHERN AVENUE, STE #105
PHOENIX, AZ 85020

Lender: RepublicBankAz, N.A.
909 E. Missouri Avenue
Phoenix, AZ 85014

Principal Amount: $600,000.00 **Date of Agreement: July 7, 2015**

DESCRIPTION OF EXISTING INDEBTEDNESS. THAT CERTAIN PROMISSORY NOTE DATED NOVEMBER 23, 2010 EXECUTED BY BORROWER IN FAVOR OF LENDER IN THE ORIGINAL AMOUNT OF $500,000.00 (SUBSEQUENTLY INCREASED TO $600,000.00), OF WHICH THE CURRENT PRINCIPAL BALANCE IS $600,000.00; TOGETHER WITH ALL RENEWALS, EXTENSIONS AND MODIFICATIONS THEREOF (THE "NOTE").

DESCRIPTION OF COLLATERAL. THAT CERTAIN DEED OF TRUST DATED AUGUST 27, 2012, EXECUTED BY BORROWER, AS TRUSTOR, AND LENDER, AS BENEFICIARY AND TRUSTEE, FILED SEPTEMBER 4, 2012, IN THE OFFICE OF THE COUNTY RECORDER OF YUMA COUNTY, ARIZONA, AS FILE #2012-22387;

AS WELL AS THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS GRANTOR, AND LENDER, AS SECURED PARTY, EVIDENCED BY THAT CERTAIN UCC-1 FINANCING STATEMENT FILED NOVEMBER 29, 2010, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF ARIZONA, AS FILE #201016331028;

AS WELL AS THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS GRANTOR, AND LENDER, AS SECURED PARTY, EVIDENCED BY THAT CERTAIN UCC-1 FINANCING STATEMENT FILED DECEMBER 3, 2010, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF OHIO, AS FILE #OH00146645061.

DESCRIPTION OF CHANGE IN TERMS.

1. The Maturity Date of the Note is hereby extended from July 23, 2015 to July 3, 2019.
2. The Revolving Feature of the Note is hereby cancelled. No Draw Requests shall be granted against the Line of Credit.
3. Borrower shall bring Interest current to July 3, 2015 in the amount of $973.33.
4. Effective July 3, 2015, the Interest Rate on the Note shall change from a Variable Rate calculated using the Wall Street Journal Prime Rate plus a Margin of 1%, adjusting daily, with a Floor Rate of 6% per annum; to a Variable Rate calculated using the Wall Street Journal Prime Rate plus a Margin of 1%, adjusting daily, with a Floor Rate of 5.5% per annum.
5. Effective July 3, 2015, the current outstanding principal balance shall be termed out and fully amortized to Maturity, with principal and interest payments due as indicated in the "PAYMENT" paragraph below, with interest on the unpaid outstanding principal balance calculated as described in the "VARIABLE INTEREST RATE" and "INTEREST CALCULATION METHOD" paragraphs below.
6. Borrower may prepay any amount of the current outstanding principal balance in any one year without any prepayment penalty.

All other terms and conditions of said Note shall remain the same.

PAYMENT. Borrower will pay this loan in 48 payments of $13,978.08 each payment. Borrower's first payment is due August 3, 2015, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on July 3, 2019, and will be for all principal and all accrued interest not yet paid.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the the highest published prime rate as published in the Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each daily. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 3.250% per annum.** Interest on the unpaid principal balance of this loan will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 1.000 percentage point over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 5.500% per annum based on a year of 360 days. NOTICE: Under no circumstances will the interest rate on this loan be less than 5.500% per annum or more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in the loan documents. (Initial Here ______________)

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

INNSUITES HOSPITALITY TRUST

By: ______________________________
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By: ______________________________
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

RARE EARTH FINANCIAL, L.L.C., General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By: ______________________________
JAMES F. WIRTH, Manager of Rare Earth Financial, L.L.C.

RRF LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP

By: ______________________________
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

X ______________________________
JAMES F. WIRTH, GUARANTOR

LENDER:

REPUBLICBANKAZ, N.A.

X ______________________________
Authorized Signer

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$600,000.00	11-23-2010	07-03-2019	823002500	56		JC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: INNSUITES HOSPITALITY TRUST, YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP and RRF LIMITED PARTNERSHIP
1625 E. NORTHERN AVENUE, STE #105
PHOENIX, AZ 85020

Lender: RepublicBankAz, N.A.
909 E. Missouri Avenue
Phoenix, AZ 85014

LOAN TYPE. This is a Variable Rate Nondisclosable Loan to two Partnerships and a Corporation for $600,000.00 due on July 3, 2019. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: TERM-OUT OF SEASONAL WORKING CAPITAL LINE OF CREDIT.

FLOOD INSURANCE. As reflected on Flood Map No. 04027C 1530E dated 08-28-2008, for the community of CITY OF YUMA, some of the property that will secure the loan is not located in an area that has been identified by the Administrator of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance protecting property not located in an area having special flood hazards is required by law for this loan at this time.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $600,000.00 as follows:

Other Disbursements:	$600,000.00
$600,000.00 Current Outstanding Principal Balance	
Note Principal:	$600,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash:	$1,223.33
$250.00 Loan Renewal Documentation Fee	
$973.33 Interest Due to 07/03/15	
Total Charges Paid in Cash:	$1,223.33

LIEN RELEASE FEES. In addition to all other charges, Borrower agrees, to the extent not prohibited by law, to pay all governmental fees for release of Lender's security interests in collateral securing this loan. Borrower will pay these fees at the time the lien or liens are released. The estimated amount of these future lien release fees is $75.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's Demand Deposit - Checking account, numbered 12000212, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JULY 7, 2015.

DISBURSEMENT REQUEST AND AUTHORIZATION
(Continued)

BORROWER:

INNSUITES HOSPITALITY TRUST

By: ______________________________
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By: ______________________________
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

RARE EARTH FINANCIAL, L.L.C., General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By: ______________________________
JAMES F. WIRTH, Manager of Rare Earth Financial, L.L.C.

RRF LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP

By: ______________________________
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST